                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FEDEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                    62-1721435
(STATE OF INCORPORATION OR ORGANIZATION)   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                           942 SOUTH SHADY GROVE ROAD
                            MEMPHIS, TENNESSEE 38120
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ X ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates: 333-39483

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

               Title of Each Class               Name of Each Exchange on Which
               to be so Registered               Each Class is to be Registered
               -------------------               ------------------------------
               Common Stock,                         New York Stock Exchange
               par value $0.10 per share

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None

ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated herein by reference is the description of the Registrant's Common Stock, par value $0.10 per share, set forth under the headings "Comparison of Stockholder Rights" and "Description of FDX Capital Stock" contained in Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-39483) filed with the Securities and Exchange Commission (the "Commission") on December 4, 1997.

ITEM 2.       EXHIBITS.


Exhibit
Number      Description
------      -----------

3.1 Amended and Restated Certificate of Incorporation, as amended, of the Registrant (filed as Exhibit 3.1 to the Registrant's Quarterly
            Report on Form 10-Q for the quarter ended February 29, 2000, filed with the Commission on April 13, 2000, and incorporated herein by reference).

3.2 Amended and Restated By-laws of the Registrant (filed as Exhibit 3.2 to Amendment No. 1 to the Registrant's Registration Statement on
            Form S-4 (Registration No. 333-39483), filed with the Commission on
            December 4, 1997, and incorporated herein by reference).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   FEDEX CORPORATION
                                   (Registrant)


                                   By:  /s/ Alan B. Graf, Jr.
                                      -----------------------------------------
                                        Alan B. Graf, Jr.
                                        EXECUTIVE VICE PRESIDENT AND
                                        CHIEF FINANCIAL OFFICER


Date: April 14, 2000